UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Report to Stockholders.

Cargile Fund

ANNUAL REPORT
June 30, 2020

TICKER CFNDX

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Cargile Fund
Annual Report
June 30, 2020

During the five-week period from February 19 to March 23, 2020, the S&P 500 Index lost 33.71% . In the same period, Cargile Fund (the “Fund”) lost only 3.52% . The core reason for the strategy and methodology of the Fund is with the objective of avoiding serious loss. Our investors are looking for investment returns better that those found in interest-bearing securities, but without the full volatility of the stock market. There is no guarantee that the objective will be achieved; however, the bear market of 2020 was a successful test of the strategy.

For the twelve months ending June 30, 2020, the Fund returned 4.72% to investors, with a maximum drawdown of 5.64% . The S&P 500 Index returned 7.51%, with a maximum drawdown of 33.71% . On a relative comparison, the Fund returned 0.83% per percent of risk compared to the S&P 500 Index returning 0.22% per percent of risk.

We sit at mid-year with a “do over” for 2020. After all the dire forecasts and suffering in the first half year, the Fund sits at the same price as where we started. The comparative index is down 3.21% for first six months. The Fund achieved a better outcome with only 10% of the market's volatility.

The Fund's methodology does not consider predictions for the future. As a professional with almost forty years in the business, I can say with certainty that the future is unpredictable. The Fund relies solely on the math of current trends for decision-making. As far as outlook for the future, we will follow the math with the objective of avoiding serious loss while making as much return as the market allows given our primary objective.

Sincerely,

Mickey Cargile, CFP
Cargile Investment Management, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-204-1128.

The Cargile Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-888-204-1128. Distributed by Rafferty Capital Markets, LLC-Garden City, NY 11530.

2020 Annual Report 1

Cargile Fund (Unaudited)

PERFORMANCE INFORMATION

June 30, 2020 NAV $10.24

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2020

		Since
	1 Year(A)	Inception(A)
Cargile Fund	4.72%	1.84%
S&P 500® Index (B)	7.51%	7.71%
S&P Balanced Equity & Bond Index - Moderate (C)	10.37%	9.82%

Annual Fund Operating Expense Ratio (from 11/1/2019 Prospectus): 1.91%

The Fund’s expense ratio for the period ended June 30, 2020 can be found in the financial highlights included within this report. The Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the gross expense ratio may fluctuate due to changes in net assets and the application of breakpoints discussed in Note 4.

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Cargile Fund commenced operations on July 9, 2018.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(C)The S&P Balanced Equity & Bond Index - Moderate combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-204-1128. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2020 Annual Report 2

Cargile Fund (Unaudited)

Cargile Fund by Sectors (as a percentage of Investments) June 30, 2020 (Unaudited)

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines (Unaudited)

Cargile Investment Management, Inc., the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.cargilefund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-204-1128). This information is also available on the SEC’s website at http://www.sec.gov.

2020 Annual Report 3

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on January 1, 2020 and held through June 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2020
	January 1, 2020	June 30, 2020	to June 30, 2020

Actual	$1,000.00	$999.02	$8.00

Hypothetical	$1,000.00	$1,016.86	$8.07
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.61%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2020 Annual Report 4

Cargile Fund
	Schedule of Investments
		June 30, 2020
Shares	Fair Value	% of Net Assets

MONEY MARKET FUNDS
34,219,338 Fidelity® Investments Money Market Government	$34,219,338
Portfolio - Class I 0.06% * **
Total for Money Market Funds (Cost - $34,219,338)	34,219,338	100.06%
Total Investments (Cost - $34,219,338)	34,219,338	100.06%
Liabilities in Excess of Other Assets	(19,628)	-0.06%
Net Assets	$34,199,710	100.00%

* The rate shown represents the 7-day yield at June 30, 2020.
** Additional Information, including current Prospectus and Annual Reports, is available at
https://www.fidelity.com/fund-screener/research.shtml.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 5

Cargile Fund

Statement of Assets and Liabilities
June 30, 2020

Assets:
Investments at Fair Value	$34,219,338
(Cost - $34,219,338)
Dividends Receivable	23,899
Receivable for Shareholder Purchases	600
Total Assets	34,243,837
Liabilities:
Management Fees Payable	28,133
Service Fees Payable	15,994
Total Liabilities	44,127
Net Assets	$34,199,710

Net Assets Consist of:
Paid In Capital	$33,795,223
Total Distributable Earnings	404,487
Net Assets, for 3,339,729 Shares Outstanding	$34,199,710
(Unlimited shares authorized)
Net Asset Value, Offering and Redemption Price Per Share
($34,199,710/3,339,729 shares)	$10.24

Statement of Operations
For the fiscal year ended June 30, 2020

Investment Income:
Dividends	$325,409
Total Investment Income	325,409
Expenses:
Management Fees (Note 4)	214,786
Service Fees (Note 4)	131,841
Total Expenses	346,627

Net Investment Income/(Loss)	(21,218)

Realized and Unrealized Gain/(Loss) on Investments
Realized Gain/(Loss) on Investments	924,843
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(298,597)
Net Realized and Unrealized Gain/(Loss) on Investments	626,246

Net Increase/(Decrease) in Net Assets from Operations	$605,028

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 6

Cargile Fund

Statements of Changes in Net Assets
	7/1/2019	7/9/2018*
	to	to
	6/30/2020	6/30/2019
From Operations:
Net Investment Income/(Loss)	$(21,218)	$35,640
Net Realized Gain/(Loss) on Investments	924,843	(240,221)
Change in Net Unrealized Appreciation/(Depreciation)	(298,597)	298,597
Increase/(Decrease) in Net Assets from Operations	605,028	94,016
From Distributions to Shareholders:	(294,557)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	22,973,520	11,722,057
Proceeds From Redemption Fees (Note 2)	-	-
Shares Issued on Reinvestment of Dividends	294,557	-
Cost of Shares Redeemed	(389,677)	(805,234)
Net Increase/(Decrease) from Shareholder Activity	22,878,400	10,916,823
Net Increase/(Decrease) in Net Assets	23,188,871	11,010,839
Net Assets at Beginning of Period	11,010,839	-
Net Assets at End of Period	$34,199,710	$11,010,839
Share Transactions:
Issued	2,236,433	1,196,069
Reinvested	28,681	-
Redeemed	(37,717)	(83,737)
Net Increase/(Decrease) in Shares	2,227,397	1,112,332
Shares Outstanding Beginning of Period	1,112,332	-
Shares Outstanding End of Period	3,339,729	1,112,332

Financial Highlights
Selected data for a share outstanding throughout the period:	7/1/2019	7/9/2018*
	to	to
	6/30/2020	6/30/2019
Net Asset Value -
Beginning of Period	$9.90	$10.00
Net Investment Income/(Loss) (a) (e)	(0.01)	0.06
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	0.48	(0.16)
Total from Investment Operations	0.47	(0.10)
Distributions (From Net Investment Income)	(0.04)	-
Distributions (From Realized Capital Gains)	(0.09)	-
Total Distributions	(0.13)	-
Proceeds from Redemption Fee (Note 2)	-	-
Net Asset Value -
End of Period	$10.24	$9.90
Total Return (c)	4.72%	(1.00)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$34,200	$11,011
Ratio of Expenses to Average Net Assets (d)	1.61%	1.65%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets (d) (e)	(0.10)%	0.61%	***
Portfolio Turnover Rate	1,678.17%	1,142.12%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
(d) These ratios exclude the impact of expenses of the underlying investment security holdings listed in the
Schedule of Investments.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 7

NOTES TO THE FINANCIAL STATEMENTS CARGILE FUND June 30, 2020

1.) ORGANIZATION
Cargile Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 21, 2018. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2020, there were nine series authorized by the Trust. The Fund commenced operations on July 9, 2018. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in exchange traded funds and/or cash and cash equivalents. The Investment Adviser to the Fund is Cargile Investment Management, Inc. (the “Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The NAV is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share. Shares of the Fund purchased prior to November 1, 2019 were subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. Shares purchased on or after November 1, 2019 are no longer subject to a redemption fee. During the fiscal year ended June 30, 2020, proceeds from redemption fees were $0.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2020, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2020 Annual Report 8

Notes to the Financial Statements - continued

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Long-term capital gain distributions are recorded as capital gain distributions from investment companies, and short-term capital gain distributions are recorded as dividend income. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

2019 Annual Report 9

Notes to the Financial Statements - continued

Equity securities (including exchange traded funds). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$34,219,338	$0	$0	$34,219,338
Total	$34,219,338	$0	$0	$34,219,338

The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2020. The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2020.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser receives an investment management fee equal to 1.00% of the Fund’s average daily net assets.

For the fiscal year ended June 30, 2020, the Adviser earned management fees totaling $214,786. At June 30, 2020, the Fund owed $28,133 to the Adviser.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.65% of the Fund’s average daily net assets up to $25 million, 0.35% of the Fund’s average daily net assets from $25 million to $100 million, and 0.25% of such assets in excess of $100 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Additionally, under the Services Agreement the Adviser supervises the Fund’s business affairs. The Adviser coordinates for the provision of the services of a Chief Compliance Officer for the Trust with respect to the Fund, executive and administrative services including, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and such other actions with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties under the Services Agreement.

2020 Annual Report 10

Notes to the Financial Statements - continued

For the fiscal year ended June 30, 2020, the Adviser earned services fees of $131,841. At June 30, 2020, the Fund owed the Adviser services fees of $15,994.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid $1,500 each, for a total of $4,500, in Trustees’ fees for the fiscal year ended June 30, 2020 by the Adviser.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $86,077,585 and $94,461,391, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2020, Charles Schwab & Co. Inc., held for the benefit of its customers, in the aggregate, 67.19% of Fund shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at June 30, 2020 was $34,219,338.

At June 30, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$0	$0	$0

The tax character of distributions was as follows:

	Fiscal Year Ended	July 9, 2018 through
	June 30, 2020	June 30, 2019
Ordinary Income .	$ 294,557	$ -0-
Long-Term Capital Gain	-0-	-0-
	$ 294,557	$ -0-

As of June 30, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$404,487
Other accumulated gains (accumulated losses)	-0-
Unrealized appreciation (depreciation) – net	-0-
$404,487

As of June 30, 2020, there were no differences between book and tax basis unrealized appreciation.

During the fiscal year ended June 30, 2020, the Fund utilized $11,486 of available capital loss carryforwards.

9.) DEFENSIVE POSITIONS
The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses. As of June 30, 2020, the Fund had

2020 Annual Report 11

Notes to the Financial Statements - continued

100% of the value of its investments invested in the Fidelity Investments Money Market Government Portfolio – Class I. Additional information for this money market fund, including its financial statements, is available from the Securities and Exchange Commission’s website at www.sec.gov.

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2020 Annual Report 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cargile Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cargile Fund (the “Fund”), a series of PFS Funds, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 24, 2020

2020 Annual Report 13

ADDITIONAL INFORMATION June 30, 2020 (Unaudited)

APPROVAL OF CONTINUATION OF MANAGEMENT AGREEMENT FOR THE CARGILE FUND On June 9, 2020, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement between Cargile Investment Management, Inc. (“Cargile”) and the Trust with respect to the Cargile Fund. In approving the continuation of the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Cargile to the Cargile Fund; (ii) the investment performance of the Cargile Fund; (iii) the cost of the services to be provided and the profits to be realized by Cargile from the relationship with the Cargile Fund; (iv) the extent to which economies of scale will be realized as the Cargile Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Cargile’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at its regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. The Board also considered the presentation made by a representative of Cargile at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, as well as information relevant to their consideration of the Management Agreement including: (i) information regarding the services and support provided to the Cargile Fund and its shareholders by Cargile; (ii) assessments of the investment performance of the Cargile Fund by the portfolio manager from Cargile; (iii) commentary on the reasons for the performance; (iv) presentations addressing Cargile’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Cargile Fund and Cargile; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Cargile; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Cargile, including financial information, a description of personnel and the services provided to the Cargile Fund, information on investment advice, performance, summaries of Cargile Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Cargile Fund; (iii) the anticipated effect of size on the Cargile Fund’s performance and expenses; and (iv) benefits to be realized by Cargile from its relationship with the Cargile Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the continuation of the Management Agreement, the Trustees considered numerous factors, including:

1. The nature, extent, and quality of the services to be provided by Cargile.

In this regard, the Board considered the responsibilities of Cargile under the Management Agreement. The Board reviewed the services provided by Cargile to the Cargile Fund including, without limitation, the procedures for formulating investment recommendations and assuring compliance with the Cargile Fund’s investment objectives and limitations; Cargile’s coordination of services for the Cargile Fund among the service providers; and the efforts of Cargile to promote the Cargile Fund and grow assets. The Board considered: Cargile’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies, and procedures. After reviewing the foregoing and further information from Cargile, the Board concluded that the quality, extent, and nature of the services provided by Cargile was satisfactory and adequate for the Cargile Fund.

2. The investment performance of the Cargile Fund and Cargile.

In considering the investment performance of the Cargile Fund and Cargile, the Trustees compared the performance of the Cargile Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Cargile Fund, the Trustees compared the Cargile Fund’s performance to its Morningstar’s category, the World Allocation category (the “Category”) and to a group of funds of

2020 Annual Report 14

Additional Information (Unaudited) - continued

similar size, style and objective, derived from the Category (the “Peer Group”). The performance data from the Category and the Peer Group covered periods ended April 30, 2020. The Trustees noted that for the 1- year period ended April 30, 2020, the Cargile Fund outperformed the average fund in its Category and Peer Group. They compared the Cargile Fund’s performance to its benchmark index, the S&P 500, for the 1-year period ended April 30, 2020, noting that the Fund outperformed the benchmark for that period. The Trustees reflected on the management style utilized for the Cargile Fund, noting that Cargile’s rules based asset-allocation strategy performed well during the past year and, in particular, during the most recent downturn in the market. They discussed Cargile Fund’s cash and cash equivalent balances and the impact this has on performance especially during periods of extreme market volatility. After reviewing and discussing the investment performance of the Cargile Fund further, Cargile’s experience managing the Cargile Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Cargile Fund and Cargile was satisfactory.

3. The costs of the services to be provided and the profits to be realized by Cargile from the relationship with the Cargile Fund.

In considering the costs of the services to be provided and profits to be realized by Cargile from the relationship with the Cargile Fund, the Trustees considered: (1) Cargile’s financial condition and the level of commitment to the Cargile Fund and Cargile by the principal of Cargile; (2) the asset level of the Cargile Fund; (3) the overall expenses of the Cargile Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Cargile regarding its profits associated with managing the Cargile Fund. The Trustees also considered potential benefits for Cargile in managing the Cargile Fund. The Trustees then compared the fees and expenses of the Cargile Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Management Agreement and compared them to the average management fee of the Category and Peer Group, noting that the Cargile Fund’s management fee was higher than the average management fee for the Category and Peer Group, respectively. The Board also compared the Cargile Fund’s management fee to the management fees being paid by Cargile’s non-mutual fund clients, noting that the Cargile Fund’s fee was within the range of fees being paid by the non-mutual fund clients. They performed the same comparison as it relates to the Cargile Fund’s expense ratio, noting that the Cargile Fund’s expense ratio was higher than the average net expense ratio for the Category and Peer Group, respectively. The Trustees also considered that under the contractual arrangements with Cargile, it was required to pay most of the Cargile Fund’s operating expenses out of its assets, and that after paying those expenses, Cargile’s relationship with the Cargile Fund was modestly profitable. Based on the foregoing, the Board concluded that the fees to be paid to Cargile and the profits to be realized by Cargile, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Cargile.

4. The extent to which economies of scale would be realized as the Cargile Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Cargile Fund’s fee arrangements with Cargile. The Board noted that the management fee would remain the same at all asset levels, but under the Services Agreement the Cargile Fund’s overall expenses would drop as assets increase in the Cargile Fund. They discussed the breakpoints included in the Services Agreement and its impact on shareholders. It was further noted that under the Services Agreement Cargile is obligated to pay certain of the Cargile Fund’s operating expenses which had the effect of limiting the overall fees paid by the Cargile Fund. Following further discussion of the Cargile Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Cargile Fund’s fee arrangement with Cargile was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Cargile.

5. Possible conflicts of interest and benefits to Cargile.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Cargile Fund; the basis of decisions to buy or sell securities for the Cargile Fund; the method for bunching of portfolio securities transactions; the substance and administration of Cargile’s Code of Ethics and other relevant policies described in Cargile’s Form ADV and compliance manual. Following further consideration and discussion, the Board indicated that Cargile’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory. The Trustees noted that Cargile does not use soft dollars.

2020 Annual Report 15

Additional Information (Unaudited) - continued

Next, the Independent Trustees met in executive session with Counsel to discuss the continuation of the Management Agreement.

Upon reconvening the meeting, the Trustees reported that after further review, discussion, and determination it was the consensus of the Trustees, including the Independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and its shareholders.

2020 Annual Report 16

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-204-1128. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	9	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	9	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown,	9	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	estate planning and business attor-		Investor Funds
ney (1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	9	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds,
			Cossolias & Company, CPAs (1972		Neiman Funds
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2020 Annual Report 17

Investment Adviser
Cargile Investment Management, Inc.

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Cargile
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Cargile Fund
 www.cargilefund.com
1-888-204-1128

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$13,250	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	$3,750	$3,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/27/2020

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/27/2020